                                                              EXHIBIT (h)(16)(d)

                               AMENDMENT NO. 1 TO
                             PARTICIPATION AGREEMENT

     American General Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC hereby amend the Participation Agreement dated as of October 2, 2000 as follows:

         Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

     IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 1 be effective as of the 1st day of February, 2006.


AMERICAN GENERAL LIFE INSURANCE COMPANY

                                          ATTEST:


By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                  Name:
   Title:                                 Title:


PIMCO VARIABLE INSURANCE TRUST

                                          ATTEST:

By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                  Name:
   Title:                                 Title:


PIMCO FUNDS DISTRIBUTORS LLC

                                          ATTEST:

By:                                       By:
   ------------------------------------      -----------------------------------
   Name:                                  Name:
   Title:                                 Title:


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                                   SCHEDULE A
                            (as of February 1, 2006)


PIMCO Variable Insurance Trust Portfolios:

     CommodityRealReturn Strategy Portfolio

     Short-Term Bond Portfolio

     Real Return Bond Portfolio

     Total Return Bond Portfolio


Segregated Asset Accounts:

     American General Life Insurance Company Separate Account D
     (Est. Nov. 19, 1973)

     American General Life Insurance Company Separate Account VL-R (Est. May 6, 1997)

     American General Life Insurance Company Separate Account VL-U LIS (Est. Oct. 19, 1998)

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